Net Loss Per Share - Schedule of Basic and Diluted Net Income (Loss) Per Share Attributable to Common Stockholders (Detail) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Numerator:
Net loss	$ (36,105)	$ (18,288)	$ (9,636)
Denominator:
Weighted average common shares outstanding-basic	21,574,347	1,492,288	1,118,288
Dilutive effect of common share equivalents resulting from common share options and preferred common shares (as converted)	0	0	0
Weighted average common shares outstanding-diluted	21,574,347	1,492,288	1,118,288
Net loss per share attributable to common stockholders-basic and diluted	$ (1.67)	$ (12.26)	$ (8.62)